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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                      Date of Report: December 6, 2002
              (Date of earliest event reported: December 6, 2002)




                        ANADARKO PETROLEUM CORPORATION
            (Exact name of registrant as specified in the charter)


         Delaware                    1-08968                  76-0146568
      (State or other        (Commission File Number)      ( I.R.S. Employer
      jurisdiction of                                     Identification No.)
       incorporation


                             1201 Lake Robbins Drive
                          The Woodlands, Texas 77380
          (Address of principal executive offices, including Zip Code)
                                 (832) 636-1000
              (Registrant's telephone number, including area code)

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ITEM 5.     OTHER EVENTS.

      On December 6, 2002, Anadarko Petroleum Corporation issued a press release relating to the completion of the acquisition of Howell Corporation. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.





ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


      (a)   Financial Statements.

      Not applicable.

      (b)   Pro Forma Financial Information.

      Not applicable.

      (c)   Exhibits.

      99.1  Press Release of Anadarko, dated December 6, 2002.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    ANADARKO PETROLEUM CORPORATION



                                    By:  /s/ Suzanne Suter
                                        --------------------------
                                    Name: Suzanne Suter
                                   Title: Vice President


Date:  December 6, 2002


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                                  EXHIBIT INDEX



      EXHIBIT NO. DOCUMENT DESCRIPTION

            99.1  Press Release of the Company, dated December 6, 2002.